Welcome & Agenda VP, Treasurer and Investor Relations Dean Pohl

FORWARD-LOOKING STATEMENTS Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “currently,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “goal,” “potential,” “predict,” “project,” “seem,” “seek,” “should,” “will,” “would” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our expectations of future events, future opportunities, global expansion and other growth initiatives and our investments in such initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncerta inties include, but are not limited to, litigation, agreements and Court orders involving Oracle, the wind down of support services for Oracle’s PeopleSoft software products and the impact on future period revenue and costs incurred related to these efforts; changes in the business environment in which Rimini Street operates, including the impact of macro-economic trends, geopolitical tensions and changes in foreign exchange rates, as well as general financial, economic, regulatory and political conditions affecting the industry in which we operate and the industries in which our clients operate; the evolution of the enterprise software management and support landscape and our ability to attract and retain clients and further penetrate our client base; significant competition in the software support services industry and our intentions with respect to our pricing model; customer adoption of our expanded portfolio of products and services and products and services we expect to introduce; our expectations regarding new product offerings, partnerships and alliance programs; our ability to grow our revenue and accurately forecast revenue, along with the results of any efforts to manage costs to align with revenue expectations and expansion of our offerings; the expected impact of reductions in our workforce during the last and current fiscal year and associated reorganization costs; estimates of our total addressable market and expectations of client savings relative to use of other providers; variability of timing in our sales cycle; risks relating to retention rates, including our ability to accurately predict retention rates; the loss of one or more members of our management team; our ability to attract and retain additional qualified personnel; our business plan and ability to grow in the future and our ability to achieve and maintain profitability; the volatility of our stock price; our need and ability to raise equity or debt financing on favorable terms and our ability to generate cash flows from operations to help fund increased investment in our growth initiatives; risks associated with global operations; our ability to prevent unauthorized access to our information technology systems and other cybersecurity threats; any deficiencies associated with artificial intelligence (AI) technologies used by us or by our third-party vendors and service providers or incorporated by us into our service offerings; our ability to protect the confidential information of our employees and clients and to comply with privacy regulations; our ability to maintain an effective system of internal control over financial reporting; our ability to maintain, protect and enhance our brand and intellectual property; changes in laws and regulations, including changes in tax laws or unfavorable outcomes of tax positions we take; tariff costs, including tariff relief or the ability to mitigate tariffs, in light of new or increased tariffs imposed by the United States government and the potential for retaliatory trade measures by affected countries; a failure by us to establish adequate tax reserves; adverse developments in and costs associated with defending pending litigation or any new litigation; our ability to realize benefits from our net operating losses; any negative impact of environmental, social and governance matters on our reputation or business and the exposure of our business to additional costs or risks from our reporting on such matters; our ability to maintain our good standing with the United States government and international governments, capture new contracts with governmental entities and maintain our status as an approved United States government contractor; our credit facility’s ongoing debt service obligations and financial and operational covenants on our business and related interest rate risk; the sufficiency of our cash and cash equivalents to meet our liquidity requirements; the amount and timing of repurchases, if any, under our stock repurchase program and our ability to enhance stockholder value through such program; uncertainty as to the long-term value of Rimini Street’s equity securities; catastrophic events that disrupt our business or that of our clients; and those discussed under the heading “Risk Factors” in Rimini Street’s Quarterly Report on Form 10-Q filed on October 30, 2025, and as updated from time to time by Rimini Street’s future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings by Rimini Street with the U.S. Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication. © 2025 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Senior Executive Team Seth Ravin Co-Founder, CEO, President, and Chairman of the Board Steve Hershkowitz EVP and Chief Revenue Officer David Rowe EVP and Chief Marketing Officer Vijay Kumar EVP and Chief Innovation Officer Kevin Maddock EVP and Chief Recurring Revenue Officer & GM, North America Craig Mackereth EVP, Global Service Delivery Michael L. Perica EVP and Chief Financial Officer Nancy Lyskawa EVP and Chief Client Officer Joe Locandro EVP and Global Chief Information Officer Eric Helmer EVP and Global Chief Technology Officer Phil Cullen EVP, Global Operations Gabe Dimeglio SVP and Chief Information Security Officer Desmond Whit GVP, Advanced Technology Services (ATS)

Participating Global Clients Todd Treonze VP Integration & Corporate Systems Ziv Cohen Leader, IP Partnerships Jaap van Riel CTO Gauri Kapur VP Data Analytics & Corporate Applications Michael Butler CIO Geraldo Pereira CIO Nobuo Norisue CIO Erik Looi CDO

Investor Day Agenda

Rimini Street

Start Time	End Time	Duration	Name	Title	Presentation Title
7:30 AM	*8:30 AM*	*60 min*			*Breakfast / Registration / Networking*
8:30 AM	8:35 AM	5 mins	Dean Pohl	VP, Treasurer and Investor Relations	Welcome & Opening
8:35 AM	9:00 AM	25 mins	Seth Ravin	Chief Executive Officer	Rimini's Vision, Market Opportunity, Unique Solutions and Why Rimini is Best Positioned for Profitable Success
9:00 AM	9:10 AM	10 mins	Craig Mackereth	EVP, Global Service Delivery	Delivering the World's Best ERP and Enterprise Software Support and Management
9:10 AM	9:30 AM	20 mins	Vijay Kumar	Chief Innovation Officer	Leading the World in Delivering Agentic AI ERP
9:30 AM	9:40 AM	10 mins	David Rowe	Chief Marketing & Product Officer	Marketing Rimini's Solutions Portfolio, TAM and Competitive Differentiators
9:40 AM	10:00 AM	20 mins	Steve Hershkowitz	Chief Revenue Officer	Global Sales Strategy, GTM and Growth Drivers
10:00 AM	10:10 AM	10 mins	Nancy Lyskawa	Chiief Client Officer	Driving Cross-Sell and Consumption with Client Succuss and Satisfaction
10:10 AM	10:20 AM	10 mins	Kevin Maddock	Chief Recurring Revenue Officer	Protecting and Extending ARR & Growing LTV Through Value Realization
10:20 AM	10:30 AM	10 mins	Eric Helmer	Chief Technology Officer	Sales Support as a Differentiator: Global Solution Engineering & Roadmapping
10:30 AM	10:40 AM	10 mins			*Break / Networking*
10:40 AM	11:30 AM	50 mins	Joe Locandro & Clients	Chief Information Officer	Client Panel Discussion
11:30 AM	11:45 AM	15 mins	Michael Perica	Chief Financial Officer	Financial Model, Guidance, Outlook & Capital Allocation
11:45 AM	11:59 PM	14 mins	Seth Ravin (Moderator)	Chief Executive Officer	Open Q&A (*In Person Attendees*)
11:59 PM	12:00 PM	1 min	Seth Ravin	Chief Executive Officer	Closing Remarks & Invitation to Join for Lunch, Continued Q&A and Networking (*for In-Person Attendees*)
12:00 PM	1:00 PM	60 mins			*Lunch & Networking with Speakers, Rimini Executives and Client Panel Guests*

Vision, Market Opportunity, Unique Solutions and Why Rimini is Best Positioned for Profitable Success Co-Founder, CEO, President, and Chairman of the Board Seth Ravin

RS

Rimini Street: Act I (2005 – 2025)

A global provider of end-to-end enterprise software support, products and services

Founded:	**2005**
Public:	**Nasdaq: RMNI**
Global Headquarters:	**Las Vegas, NV USA**
Employees:	**2,000+**
Signed Clients:	**6,300+** (includes 200+ Fortune 500 / Global 100)
Avg Case Client Sat:	**4.9 out of 5.0**
Global Reach:	**21** countries of operation, supporting clients in **160+** countries
Gross Margin:	60%+

REVENUE PROFILE



(US$ in millions)
CAGR 9%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$327
$374
$410
$432
$429
$315
$312
2020
2021
2022
2023
2024
Ytd-Q3'24
Ytd-Q3'25

As of September 30, 2025



Revenue by Industry
TMT
19%
23% Services
12%
Public Sector & Education
12%
Healthcare & Retail
6%
Distribution & Transportation
28%
Manufacturing

SUPPORT SERVICES

ORACLE, SAP, IBM, Microsoft, MySQL, MariaDB, PostgreSQL, MongoDB, vmware

MANAGED SERVICES

ORACLE, SAP, vmware, salesforce, MySQL, MongoDB, PostgreSQL, IBM, Microsoft, MariaDB, dayforce, workday, servicenow

PROFESSIONAL SERVICES AND SOLUTIONS

Strategic roadmaps, Composable ERP, ERP modernization, Custom solutions, Cloud migrations, Database migrations, Security assessments, Rimini solution implementations, Licensing advisory, Health checks, Skills augmentation



Revenue by Geography[2]
U.S.
47%
APAC
29%
EMEA
17%
7%
Other (1)

(1) AMERICAS excluding. U.S.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

Eight (8) major market dynamics, technology breakthroughs, business challenges and facts have converged to create Rimini Street’s continued market opportunity for durable, long-term, profitable business and growth… Act II (2026 - 2030)

— 01 The world is changing rapidly… "deglobalization, trade, tariffs, labor costs and labor shortages and AI is changing everything"...

? LEGAL & CONTRACT Contract Onboard Requisition Order Receive Invoice Pay ESG & Risk PARTNER SYSTEMS PROCUREMENT ERP WAREHOUSE — 02 ...And boards also want everything... "Cloud, AI, Digital Transformation…" while cutting IT Budgets to improve profits...

? LEGAL & CONTRACT Contract Onboard Requisition Order Receive Invoice Pay ESG & Risk PARTNER SYSTEMS PROCUREMENT ERP WAREHOUSE ...But complex, siloed systems increase cost and hinder the ability to innovate...and get a full enterprise view… — 03

Source: Gartner - IT Key Metrics Data 2025: Industry Measures — Executive Summary, 5 December 2024 - ID G00822054 GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and is used herein with permission. All rights reserved ...Yet Gartner finds enterprises have little to spend on innovation... — 04 THE BUDGET CHALLENGE 91% RUN THE ENTERPRISE 9% TRANSFORM & INNOVATE THE ENTERPRISE

— 05 …And ERP Software is reaching its limits in technical and functional capability and agility to meet fast-changing requirements…

…Agentic AI can solve the limitations of ERP Software...leading to the Rise of Agentic AI ERP… — 06

…but enterprises are having significant challenges in the effective deployment and use of AI technology… While ERP software differs technically by manufacturer, the processes are often similar — 07 “70–95% of GenAI deployment efforts are failing to meet their desired ROI. MIT reports that 95% of GenAI pilots fail to show measurable results.” [nttdata.com], [forbes.com], [futurism.com] “The rapid pace and high expectations around AI have led to “AI fatigue” among company leaders and employees, especially as repeated proofs of concept fail to deliver tangible results.” https://fortune.com/2025/06/11/ai-companies-employee-fatigue-failure/

…As the best provider of ERP and enterprise software support in the world, Rimini Street is uniquely qualified and capable of delivering Agentic AI ERP. — 08 Trusted by thousands of Enterprises around the world

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Act II Market Opportunity Rimini Street can help enterprises run their ERP Processes faster, better, cheaper and with more reliability, agility and speed Rimini Street can potentially cut labor costs to operate an enterprise as much as 40% by reducing unnecessary spend and risks around ERP and other enterprise software upgrades and migrations that do not drive value or improve competitive advantage, extending the useful life of existing software assets and using the savings to leverage the power of persona-based, Agentic UX and Agentic AI ERP

…Enterprises use ten (10) primary ERP Processes to operate…. Lead-to-Opportunity (L2O) Tracks marketing leads through the sales funnel. Opportunity-to-Order (O2O) Converts sales opportunities into confirmed orders. Quote-to-Cash (Q2C) Starts with configure, price and quote and ends with revenue recognition. Order-to-Cash (O2C) Starts after customer places order and ends with fulfillment and payment. Plan-to-Make (P2M) Encompasses production planning, scheduling and manufacturing. Forecast-to-Stock (F2S) Involves demand forecasting and inventory planning. Procure-to-Pay (P2P) Covers purchasing goods/services and processing supplier payments. Design-to-Deliver (D2D) Integrates product development with delivery logistics. Hire-to-Retire (H2R) Manages the full employee lifecycle — from recruitment to retirement. Record-to-Report (R2R) Handles financial reporting, accounting and compliance.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL …TODAY, enterprises execute ERP Processes using ERP Software… Functions of ERP System Purchase Management Sales Management Inventory Management Finance, Accounting and Tax HR Supply Chain Management Manufacturing Marketing CRM While ERP software differs technically by manufacturer, the processes are often similar

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Agentic AI ERP Processes will eventually replace ERP Software TOMORROW, enterprises will use “Agentic AI ERP Processes” Great User Experiences AI-Driven interfaces for personalized user interactions Hyper-Automation Automating complex tasks with minimal human input Real-time Predictive Insights Predictive analytics for predictive business management Composability and Agility Modular ERP solutions for rapid business adaptation Intelligent Enterprise Operations Self-optimizing operations through machine-learning Enhanced Compliance and Security AI-enhanced security and compliance management Next-Generation Enterprise ERP Platform Capabilities

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Forrester Research, Inc. Customers Will Rejoice with Rimini Street + ServiceNow! Legacy or on-premises customers using Rimini Street can now add a complex layer of AI and automation innovation over these existing systems without having the need to undergo costly and complex upgrades and painstakingly expensive transformation programs. Customers need not wait several years to complete upgrades to access AI innovations offered by software vendors.” — Akshara Naik Lopez Senior Analyst Forrester https://www.forrester.com/blogs/servicenow-partners-with-rimini-street-to-offer-ai-innovation-to-on-prem-erp-systems-worldwide/

What do you want to be best known for? Upgrading an existing ERP or bringing in technology that delivers immediate value, net new innovations and a user experience that is unmatched? Bill McDermott CEO & Chairman, ServiceNow, Inc. (and former SAP SE CEO)

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street Smart Path Methodology: Save on Support, Self-Fund Innovation Within Existing Budget Rimini Street Solution: Self-Funded Innovation Tomorrow THE BUDGET OPPORTUNITY 60% RUN THE ENTERPRISE 40% TRANSFORM & INNOVATE THE ENTERPRISE THE BUDGET CHALLENGE Today 91% RUN THE ENTERPRISE 9% TRANSFORM & INNOVATE THE ENTERPRISE Source: Gartner - IT Key Metrics Data 2025: Industry Measures — Executive Summary, 5 December 2024 - ID G00822054 GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and is used herein with permission. All rights reserved

The Software Support and Agentic AI ERP Company.

Delivering the World’s Best ERP and Enterprise Software Support and Management EVP, Global Service Delivery Craig Mackereth

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Innovation within Your Existing Budget “Easy as 1-2-3” The Rimini Smart Path Replace your ERP and other software vendor support with award winning, proven Rimini Support with no required upgrades and migrations and extend the useful lifespan of your existing software assets Run, secure, continuously improve and integrate your existing ERP and enterprise software portfolio with Rimini Manage for maximum efficiency and return on investment Achieve Agentic AI ERP with Rimini Agentic UX “over the top” of existing ERP and other software for intelligent process automation, AI-enabled productivity and enterprise visibility SUPPORT OPTIMIZE INNOVATE Save People, Time and Money Simplify, Streamline and Save More Fund Transformation without Disruption 1 32 Maximize Return on Current Software Investments Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI “over the top” providing innovation Save on Software Support Costs Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response Improve Operational Performance Leverage “turnkey” services to free up limited internal IT resources for higher- ROI projects, achieve operational savings and improve results Innovate to Lead with Profit and Growth Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability 27

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street delivers mission-critical support to its clients worldwide, 24/7/365 Engineered for Support Experience Matters First call, every call 10+ years real world experience Service Matters Trained in First Class Support & dedicated to client facing service Location Matters 18 countries in five regions, overlapping continuous coverage Connection Matters Assigned, named, Primary Support Engineer & named team Capability Center Impact Talent Engines from India, Brazil & Malaysia Language Matters Seven spoken languages, when every second counts Compliance Matters 4,500 tax, legal and regulatory updates in 28 countries in Q3-25

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL ‣ USA ‣ CANADA ‣ BRAZIL ‣ MEXICO ‣ UK ‣ SWEDEN ‣ NETHERLANDS ‣ FRANCE ‣ GERMANY ‣ ISRAEL ‣ INDIA ‣ SOUTH KOREA ‣ SINGAPORE ‣ MALAYSIA ‣ TAIWAN ‣ JAPAN ‣ AUSTRALIA ‣ NEW ZEALAND Processes proven at global scale Availability Industry leading rapid responses to our clients 24x7 Continuity Critical cases need follow-the- sun, smooth time-zone transitions Participation Client feedback for 29% of cases and they rate us 4.9 / 5.0 Scalability ISO:9001 quality and ISO 27000 security certified process scaled across services and geographies Suitability Custom code, abandoned by the vendors, supported as standard Measurability Feedback loop, surveys for every case, continuous improvement Accountability Updates measured to the second, case owners on timely SLA’s Trustworthy Transparency with clients on KPI’s, trends, surveys, results

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Award-Winning Global Team of Service Delivery specialists People 30

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street clients benefit from our years of innovation Systems 6 years of production AI success Now patented, in use since 2019 Harness deep experience Right engineer, to provide the solution quickly Monitor the sentiment Every comment and other proprietary metrics – in real time Leverage commercial cloud scale Via our partners ServiceNow, Salesforce, Workday Multi-lingual & Multi-channel Unified Service Portal with Mobile and Chat Tailored Solutions for our industry Watch, Connect & Protect Las Vegas | USA

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street can design and deliver a world-leading, mission-critical support program for just about any software product Rimini Custom Blue Yonder Global Supply Chain Global Aerospace & Defense Leader MS Nuance Communications Global Unified Communications Provider VMWare Infrastructure Virtualization Public and Private Enterprises Benefiting from Cost Savings and Rimini Street Advanced Security Custom Solutions Industry Leading SLA’s Global 24x7 Services Patented AI Solutions Enterprise Solutions Solving for Unique Client Needs

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL GLOBAL CAPABILITY CENTERS Hyderabad, India Sao Paulo, Brazil Kuala Lumpur, Malaysia INTEGRATED ITSM ServiceNow is our global IT Service Management solution for all Manage clients Monitor | Run | Change Enhance | Support | Protect THE FIRST AND ONLY “ONE STOP” SHOP Rimini Manage Premium Managed Services for enterprises that need assured service-excellence for complex technology at global scale, operating cost savings and management of mission-critical risks Kuala Lumpur | Malaysia

Leading the World in Delivering Agentic AI ERP Chief Innovation Officer Vijay Kumar

35 35 Source: McKinsey & Company: How High Performers Optimize IT Productivity for Revenue Growth: A Leader’s Guide, November, 2024 Faster IT innovation is proven to drive better operational performance… Enterprises with high-performing IT organizations have up to 35% higher revenue growth and 10% higher profit margins. Time-to-market is the metric that matters most in evaluating IT productivity.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Innovation within Your Existing Budget “Easy as 1-2-3” The Rimini Smart Path Replace your ERP and other software vendor support with award winning, proven Rimini Support with no required upgrades and migrations and extend the useful lifespan of your existing software assets Run, secure, continuously improve and integrate your existing ERP and enterprise software portfolio with Rimini Manage for maximum efficiency and return on investment Achieve Agentic AI ERP with Rimini Agentic UX “over the top” of existing ERP and other software for intelligent process automation, AI-enabled productivity and enterprise visibility SUPPORT OPTIMIZE INNOVATE Save People, Time and Money Simplify, Streamline and Save More Fund Transformation without Disruption 1 32 Maximize Return on Current Software Investments Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI “over the top” providing innovation Save on Software Support Costs Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response Improve Operational Performance Leverage “turnkey” services to free up limited internal IT resources for higher- ROI projects, achieve operational savings and improve results Innovate to Lead with Profit and Growth Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability 36

RS

Rimini Agentic UX: ERP Modernization without Disruption™

Operate Existing ERP Software Releases, Invest in Agentic AI ERP Innovation Instead of ERP Software Upgrades & Migrations

Leverage your proven ERP software for years to come, accelerate adoption of all the latest innovation and capabilities across the enterprise and transform your business – all within your existing budget

REDUCE COSTS TO EXECUTE ERP PROCESSES

MODERNIZE AND ACCELELERATE INNOVATION

EXTEND LIFESPAN AND VALUE

OPTIMIZE CURRENT ERP RELEASES

Rimini Agentic UX™

Modern UX | Agentic AI | Automation | Visibility

servicenow

+

Coupa | Anaplan | Excel | SAP | SharePoint | Oracle | Oracle NetSuite

+

Rimini Street

Support | Manage | Secure | Monitor | Innovate

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Market Opportunity for Agentic AI ERP Modernization Sweetest Spot: 100,000+ on- premise ERP systems are expected to remain in production for decades Sweet Spots: Rimini Street is competitive in all other segments as well Customized and Complex SaaS / Cloud based Business Apps On-premise & Legacy Out of the box System Integrators AI Start Ups SAP, Oracle, ERP Vendors AI Start Ups ServiceNow Microsoft Salesforce LCAP OaAS AI Start Ups AI Start Ups Rimini Street Rimini Street Rimini Street Rimini Street

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Key differentiators and market conditions uniquely position Rimini Street as leader in Agentic AI ERP Rimini Street Owns Agentic AI ERP AI is a leapfrog strategy AI gives customers the ability to leapfrog over traditional disruptive SaaS ERP migrations Real life experience with Pilots Global Pilots in 2025, provide the learning and foundation for deployment at scale Large addressable market Several premise ERP, SCM, and CRM customers are at crossroads on low-value, high-risk ERP migrations and upgrades Time to value Agentic AI on ERP systems in a matter of weeks vs. months and years Rimini Street knows ERP processes Domain experience in SAP, Oracle and other ERP Software Total cost of ownership Rimini Smart Path is the only option that self- funds real savings for innovation and AI Strong support experience Rimini Street’s experience providing L4 Support to large number of ERP systems Vendor agnostic Rimini’s domain experience and Agentic UX solution is vendor agnostic allowing us to move to customer first platforms

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL 0 1 2 3 4 5 Year Value Enterprises can accelerate innovation and leapfrog over ERP upgrades and SaaS with Agentic AI ERP capabilities Rimini Accelerates Time to Market / Value for Agentic AI ERP Rimini Agentic AI ERP ERP Migration C B A C B A Support Savings Agentic AI ERP Pilot Agentic ERP Enterprise Rollout D Deferred Innovation after ERP upgrades / migrations On-Premise

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Smart Path to ERP innovation within existing budgets and no need for special Board budget approvals Easy for Enterprises to Get Started Year ✓ Start with a single ERP task or workflow ✓ Achieve immediate ROI in weeks, not months or years like upgrades and migrations ✓ Invest in next task or workflow project ✓ No more HUGE, single- project, multi-year investment risks that no Board wants Low-cost entry for POC and POV test and incremental project investment model:

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Roadmap to Client Revenue Growth with Agentic AI ERP Explorer Pack Use Cases & Expansion Pack $$ Packaged Apps $$$ Agentic AI ERP across the enterprise Build trust with Senior stakeholders building multi-year, multi-solution partnerships $$$$ T IM E VALUE $ Note: example of revenue growth per client

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street Agentic AI ERP – Early Momentum Sample Rimini UX Projects • Vendor Onboarding • Sales Contract Creation • S2P SLP Vendor Risk Management • Staff Claim System Modernization • Project Job Card Capture • Tender Order • Business Partner Onboarding • Sales Commission Approval • Reimbursement Request • Client Onboarding • Automating Price Discrepancies • Store Replenishment Flow • Order to Notification Process • SKU Creation • Quality Inspection • Maintenance Management • Order Fulfillment • Material Master Creation • Inventory Transfer

VIDEO: ERP Modernization with Agentic AI ERP

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Global Client Discussion: ERP Modernization with Agentic AI ERP Geraldo Pereira CIO

Marketing Rimini's Solution Portfolio, TAM and Competitive Differentiators Chief Marketing Officer David Rowe

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Marketing GTM Summary Oracle Agentic AI ERP Era Smart Path OptimizeSupport Innovate SAP VMware Other Software Land Expand ClientsDirect Partners VISION METHODOLOGY SOFTWARE SUPPORTED GO-TO-MARKET

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL The Agentic AI ERP Future is Here “Rimini Street can help enterprises run their ERP Processes faster, better, cheaper and with more reliability, agility and speed” Agentic AI ERP Era Thought LeadershipMarket Awareness Public Relations VISION

Growth Expansion Levers

More Software Supported

Rimini Custom
Support for All Supportable Software

VMware	**New Software**
100+ Signed Clients	Multiple $1M Deals

Supported Software Search


Rimini Street services and supports hundreds of software solutions and products

Clients

Increased focus on growth at existing clients

- New client marketing team and programs
- Project Soar – Support proposals for all client software

Higher Close Rates	**Increased % of Sales**

Partners

Joint Solutions and GTM for faster progression of higher quality deals

- Joint marketing activities
- Joint solutions to meet client needs

Higher Close Rates	**Incremental Pipeline**

Solutions

Combining Rimini products and services into more valuable bundles

FOR EXAMPLE:

- Unified DB Support with transition to OpenSource
- ADS Security + Support

Higher ASP	**Improved Retention**

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Expanded TAM Support Opportunity Beyond $15B TAM for SAP and Oracle Optimize Solutions Expansion Agentic AI ERP Solutions $352B Support and Optimize TAM Accretive Innovate TAM • Access to $65B Support market beyond Oracle and SAP via expanded software product coverage and Rimini Custom o VMware, for example • Significant incremental Support opportunity expansion at existing clients as well +$65B +$272B +++ SUPPORT OPTIMIZE INNOVATE

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Gaining marketing efficiency and scale leveraging AI, martech innovation and buyer journey enablement Marketing Leverage for Growth AI IN MARKETING • Increase speed, efficiency and return on marketing investment • Lower marketing content production and creation costs • Add scale for growth at same or lower budgets • Gen AI acceleration of content creation • Extend across buyer journey • Brand-consistent variants for regions with AI localization and translation • Self-service enable up to 70% of buyer journey • Expanded educational content across formats • Meet buyers where they are and build engagement Website Self-Directed Buyer Enablement • AI-enable Sales Development Reps for more efficiency and throughput • Enhance, not replace, consultative selling with better, faster insights and content • Faster campaign launch cycles • Integrated digital A/B testing and real time feedback • Full buying group personalization Content and Creative Production Business Development Efficiency ABX and Campaign Performance

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Building Lead and Pipeline Momentum +82% Active Website Users (yoy) +52% NAMER Marketing Pipeline Created (yoy) +256% Website Engaged Sessions (yoy) +83% Website Chats Initiated (yoy) +25% Marketing Pipeline Created (yoy)

Global Sales Strategy, GTM and Growth Drivers Chief Revenue Officer Steve Hershkowitz

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Building momentum to land, expand and retain revenue with growing scale Rimini Street has Transformed its Global Revenue Team Leadership Go to Market Partnerships Sales Commit Culture • Tightly aligned with our transformation strategy, driving momentum across Land, Expand, and Retain at scale. • Sales teams are structured to target high-potential verticals and geographies • Sellers are empowered to cross- sell adjacent services and AI- driven solutions • Refreshed our leadership bringing deep expertise in enterprise sales and strategic partnerships. • We have the right leadership in place to execute our growth strategy • Embedded a strong sales commit culture • Process drives accountability, discipline, and focus on results • Reflected in our consistent quarterly improvement in key sales execution metrics • Investing in Channel and Alliance Partnerships to accelerate scale • Building a global partner eco system with joint GTM initiatives to land new clients • Driving co-sell, sell-through and sell-with opportunities through strategic collaboration

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Innovation within Your Existing Budget “Easy as 1-2-3” The Rimini Smart Path Replace your ERP and other software vendor support with award winning, proven Rimini Support with no required upgrades and migrations and extend the useful lifespan of your existing software assets Run, secure, continuously improve and integrate your existing ERP and enterprise software portfolio with Rimini Manage for maximum efficiency and return on investment Achieve Agentic AI ERP with Rimini Agentic UX “over the top” of existing ERP and other software for intelligent process automation, AI-enabled productivity and enterprise visibility SUPPORT OPTIMIZE INNOVATE Save People, Time and Money Simplify, Streamline and Save More Fund Transformation without Disruption 1 32 Maximize Return on Current Software Investments Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI “over the top” providing innovation Save on Software Support Costs Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response Improve Operational Performance Leverage “turnkey” services to free up limited internal IT resources for higher- ROI projects, achieve operational savings and improve results Innovate to Lead with Profit and Growth Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability 55

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Expanded Solution Portfolio provides more flexibility in client entry-point Sales Motion Changes Lead with “Innovation and Agentic AI ERP” vision, but land with Support for all scenarios - whether priority is savings or innovation Drives disciplined pipeline creation and qualification to focus reps on the most winnable Support opportunities with downstream ERP Modernization strategy - Agentic AI ERP Tighter collaboration with Marketing and Solution Engineering teams Focus on growth through whitespace on net new, expansion on install base and scale through Channel and Alliances Drive more long-term contract commitments

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Targeted investments to maximize reach, accelerate expansion, and secure long-term value New Sales Growth Leverage in 2026 Property of Rimini Street ©2025 • Build dedicated US Federal sales and channel teams • Align with US Based Federal Partner and • Leverage GSA for streamlined US Federal, State and Higher Ed buyers • Target high-value agencies for ERP/Software support • Expand and mature global partner ecosystem • Launch joint go-to-market campaigns, co-branded events, and enablement driving sales • Invest in partner enablement, joint solutions, and operational infrastructure • Dedicate Sales to lead focused PE outreach and engagement • Execute targeted GTM strategy for top PE firms and portfolio companies • Equip sales with PE-specific value messaging on cost, margin, and exit goals • Leverage intelligence and account planning to drive measurable PE ROI US Federal & SLED Private Equity & Turnaround Channel Alliances

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Three Pillars of Strategic Investment Enablement: Powering Rimini’s Leadership in Agentic AI ERP Property of Rimini Street ©2025 • Real-time insights enable targeted interventions to increase participation rates • Supports our commit culture — accountability, discipline, and focus on results • All employees required to be certified in Agentic AI ERP • Assures every seller is equipped to articulate our differentiated value and position • Standardizes qualification and deal execution, driving predictability in our sales process • Drives improved pipeline health, higher close rates and operational efficiency Data-Driven Sales Performance Insights Global Rollout of MEDDPICC Deal Qualification Methodology Agentic AI ERP Certification

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL North America Sales – Improving Execution and Results Coverage Model – Hunter / Farmer • Implemented two sales teams focused on new logo and clients Jan 2025 • Prospects segmented by company size and propensity to buy • Clients segmented by vertical industry and propensity to buy Senior Engagement Managers > Client Focused • Onboarded 4 sales leaders and 18 new Senior Engagement Managers • 112 cross-sell contracts closed YTD, sales cycle (12%) YoY, FY25 Q1-Q3 Performance Progress FY25 Q1-Q3 YTD YoY • Win rates increased 14% • Average selling price increased 17% • Big Deals >800K, increased 11% Notable 2025 Wins New Logo Cross-Sell Cadence & Priorities • Deliver >100% of plan on all metrics. • Accelerate growth in Channel, Federal, and Private Equity • Embed Agentic AI ERP and MEDDPICC in sales process. • Ensure Q1 readiness with strong pipeline and prospect/client engagement Chemical Manufacturing Retail Chemical Manufacturing Energy, Transport and Logistics

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Methodical Focus on Execution High-Performing Global Sales Team Rimini Street has built a strategically aligned, high-performing sales organization, enabling effective coverage and expansion in priority markets Disciplined Execution & Predictable Growth Embedded commit culture and rigorous pipeline management are driving consistent year-over-year and quarter-over-quarter growth Expansion Engine Agentic AI ERP solutions and cross-sell strategies are deepening client engagement, expanding wallet share, and fueling growth across a broad and growing client base. Scalable Growth Levers Strategic investments in channel alliances, federal teams, and private equity outreach are creating repeatable engines for growth and delivering measurable results in high-value segments.

Driving Cross-Sell and Consumption with Client Success and Satisfaction Chief Client Officer Nancy Lyskawa

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Exceptional Client Experience Drives Customer Led Growth 1: McKinsey, Experience-led growth: A new way to create value - March 23, 2023 2. Rimini Street estimate based on cross sell invoicing FY2022 – 2024, Q3’2025(TTM) Increase Cross-Sell Rates by 15-25%1 Increase share of wallet by 5-10%1 RIMNI STREET RESULTS … of the value creation achieved by the world’s most successful growth companies comes from their core business…unlocking new revenues from existing customers.1 Client Centric Companies Outperform Peers 80% 11% CAGR2 Cross-Sell

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Rimini Street Supports Many Large, Complex Global Brands Over 200 Fortune 500 and Global 100 clients served 1,590 Clients Under Management Over 6,300 Client Contracts Signed

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Customer Centric Operating Model – Client Expansion is Earned Not Sold Three Pillars of Customer Led Growth ▪ CSM owns the post-sale client relationship including cross-sell, retention and advocacy ▪ High touch and digital touch based on play and segment Client Engagement ▪ Billions of dollars in market opportunity within client base ▪ Focus on identifying growth opportunities with direct engagement and technology Expand with Cross Sell CUSTOMER BASE VIEWED AS AN ASSET INTENTIONAL, DISTINCTIVE CUSTOMER JOURNEY ▪ Client Value Alignment with current and future needs ▪ Regional teams to work with clients on technical and innovation roadmaps Protect and Retain CULTURE FOCUSED ON CUSTOMER-CENTRICITY

Client Engagement Strategy

Segmentation



STRATEGIC
Clients – 4%
Revenue 31%
ENTERPRISE
Clients ~24%
Revenue ~45%
PREMIER
Clients ~13%
Revenue ~10%
COMMERCIAL
Clients ~58%
Revenue ~14%

- Client segmentation criteria – simple, regionally driven based on existing and potential revenue, assigned by industry expertise
- High touch and Hybrid customer engagement models
- Strategic client engagement model named executive sponsors, custom approach, high touch

Deliberate Customer Experience



ENGAGE
ATTRACT
Value Measures Defined
ADVOCATE
CLOSE
RENEW
Quantifiable Business Outcomes
EXPAND
ONBOARDING

- Framing the customer journey through value
- Customer defined value at the core, CSM partners to identify evidence of quantifiable outcomes and ROI
- Leveraging new technologies to drive customer satisfaction, retention, cross-sell, and share of wallet

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Program Objectives Strategic Client Engagement Program Broaden executive relationships at our most strategic accounts to create outstanding lifetime value Bring strategic insight and drive the renewal process and cross-sell strategy Win a seat at the table for transparent technology strategy discussions Connect executives across clients to create stronger peer community

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL CSMs transition from task implementors to strategic advisors Transforming Customer Success to Customer Led Growth With AI Automation of Client Intelligence Enables Client Intelligence to drive predictive capabilities, executive sentiment, and risk identification. Evolution of AI-Supercharged CSM Focuses on strategic advisor role and removes administrative tasks. Platforms and Tools Integrate systems to remove noise and enable CSMs to be strategically focused on customer satisfaction, retention, cross-sell.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Client Engagement - AI-Powered Account Strategies • Executive profiles • Likely behaviors and decisions • Power maps LEADERSHIP PROFILES • Technology footprint • Technology by corporate structure • Expansion opportunity identification WHITESPACE ANALYSIS • Corporate overview, M&A • Business strategy insights • Technology landscape DEEP ACCOUNT INTELLIGENCE

Client Engagement - AI-Powered Account Strategies

INTENT SIGNALS

- Ability to prioritize account engagement by intent signals
- Identification of new buying centers and decision makers


GPC
Genuine Parts Company
Ask
+ Target Account
Great Account Fit
Account in Salesforce
Customer
Genuine Parts Company distributes automotive, industrial, and office products in North America, Australia, New Zealand, the UK, France, Germany, Poland, and Puerto Rico. The company has over 10K employees and reported over $5B in revenue.
Last 7 days
Website visits: Recent activity has been detected on important pages on your websites and domains.

360° VIEW OF WHITESPACE

- CRM populated with probable products
- Updated after QBR
- Marketing campaigns based on potential products and buying signals



INTELLIGENT FORECASTING ENGINE

- Guided next steps
- AI Close Rate Prediction
- Improved forecasting


Columbo
Predicted Win Probability
76
Predicted Win Probability Category
Green
Actionable Insights
COLUMBO PREDICTION

Prediction: 76%
Prediction Category: Green

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Support Roadmap Long-term land, expand and LTV expansion case study Supporting Hyundai’s Strategic Roadmap 2020 2021 20222019 37 subsidiaries across, 7 industries | 2019 → 2025 2025 Hyundai Autoever brings their Oracle Technology and Database support to Rimini Street from South Korea Product expansion for Siebel and global expansion with Hyundai subsidiaries Global expansion continues with additional subsidiaries signing with Rimini Street Product expansion for SAP Product expansion for Oracle EBS, MariaDB, MySQL and PostgreSQL for Hyundai Steel Expansion into KIA Motors Cost Savings & Desire for Better Support Drivers for Switch to Rimini Street • Reinvest savings for cutting edge areas in digital innovation • Started with a proof of concept and quickly expanded across global regions including North America, Brazil , Mexico, Europe, Czech, Slovakia, Turkey, and India Tens of millions ($) savings for Hyundai to reinvest and lower bottom- line costs by switching to Rimini Street

Protecting and Extending ARR & Growing LTV Through Value Realization Chief Recurring Revenue Officer, GM North America Kevin Maddock

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Innovation within Your Existing Budget “Easy as 1-2-3” The Rimini Smart Path Replace your ERP and other software vendor support with award winning, proven Rimini Support with no required upgrades and migrations and extend the useful lifespan of your existing software assets Run, secure, continuously improve and integrate your existing ERP and enterprise software portfolio with Rimini Manage for maximum efficiency and return on investment Achieve Agentic AI ERP with Rimini Agentic UX “over the top” of existing ERP and other software for intelligent process automation, AI-enabled productivity and enterprise visibility SUPPORT OPTIMIZE INNOVATE Save People, Time and Money Simplify, Streamline and Save More Fund Transformation without Disruption 1 32 Maximize Return on Current Software Investments Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI “over the top” providing innovation Save on Software Support Costs Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response Improve Operational Performance Leverage “turnkey” services to free up limited internal IT resources for higher- ROI projects, achieve operational savings and improve results Innovate to Lead with Profit and Growth Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability 72

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Revenue Retention Management • Value Alignment • Value Realization • Renewal Value Summary • Strategic Advisor • Technology Strategy • License Advisory • Board Guidance • Renewal Team: o CSM, GM, Renewal Rep • Perpetual Process • AI Predictive Risk Protect and Retain Client Value Client Engagement Renewal Process

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Proven savings, value, and advantages of scale Why Rimini Street Renews and Expands Subscription Revenue “Our first year working together demonstrated the quality of Rimini Street support. Any database-related issues we raise are resolved faster and more effectively than with Oracle, so we had absolutely no reservations in extending the original contract to a multi-year agreement. ” 1 Excellent customer experience Enablement of client’s innovation strategy 2 Exclusive security and connectivity solutions3 Established “trusted partner” status4

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Protect and Retain ARR Revenue - At Scale Account Prioritization View Customer 360 AI Predictive Retention Model • Identifies retention risk • LLM Scans CRM for data • Humans validate score to retrain the model • Early risk identification • Data consistency across teams • Insights for high touch | digital customer success • Prioritize next best action • Cross Sell opportunities at a glance Overall RREDs Score Heuristic Score AI Predictive Score Score Validation Retrain Model CSM Focus

Sales Support as a Differentiator: Global Solution Engineering & Roadmapping Chief Technology Officer Eric Helmer

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL >1,000 years of combined leadership and expertise – transforming insight into tomorrow’s solutions. Solution Engineering Group Industry Principals and Regional CTOs >400 years combined experience: Pre-Sales Deep Technologists, Architects, and Senior Engineers >650 years combined experience Proposal and Reference Experts >250 years combined experience and expertise Global CTOs Ex-CIOs, Industry Specialists Executive Engagement Technical Objection Handling Product Experts Pre-Sales Engineers World-Class Customized Proposals One-to-One Client References Proposals and References

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Empowering Sales from Opportunity Identification through Proposal Solution Engineering: Unified Sales Motion Global CTOs Ex-CIOs, Industry Specialists Executive Engagement Technical Objection Handling Product Experts Pre-Sales Engineers World-Class Customized Proposals One-to-One Client References Proposals and References

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL • Deliver real-word use cases that solve today’s challenges • Engage with continuous improvement to ensure ROI • Drive executive engagement for retention and partnership Transforming business needs into strategic solutions Solution Engineering – Agentic AI ERP Strategic Alignment Technical Enablement Adoption and Value Realization • Building AI-enabled Roadmaps that align with client business goals • Reinforce Agentic AI ERP as the innovation path using Rimini Street Smart Path • Deliver POCs, demos, and integration plans for Agentic AI innovations • Provide global sales enablement tools and support for objection handling

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Inspiring Innovation Through Thought Leadership, Advocacy and Education Thought Leadership – Internal and External

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Support > Optimize > Innovate Industry Team: Solving Business Challenges in Manufacturing Challenge Results with Rimini Street To strengthen innovation and investments in quality and services to increase customers and employee satisfaction. To have continued support for customizations and add-ons. ▪ Long-term system stability without major upgrades ▪ Faster ticket resolution ▪ Support for customizations ▪ Freed resources to pursue AI/ML and IoT and an IT infrastructure improvement plan To maximize the lifespan and value of their enterprise system and to redirect monies into optimizing business processes and leveraging customizations. ▪ Eliminated 424 hours a year of manual processing ▪ 86% case closure rate ▪ Resources reallocated to Industry 4.0 initiatives ▪ Existing vulnerabilities mitigated ▪ Proactive protection for the future Pacific Textiles needed to improve support for its mission- critical, SAP system, including customizations. To extend life of system to reduce pressure to migrate. ▪ 96% faster response compared to SAP support ▪ Freed budget reallocated to data lake project ▪ Extended the life of and maximized value from enterprise system investments ▪ Gained runway to make an informed decision on cloud strategy Mitigate risk Accelerate innovation and profitability Maximize and modernize key applications

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Advancing Manufacturing Strategic Priorities Driving operational efficiency through automation and AI to ensure long-term competitiveness and profitable growth Driving supply chain digitalization for improving performance and resilience Accelerating digital transformation, AI, smart factory and manufacturing 4.0 Investing in workforce training and development to upskill labor for modern manufacturing technologies Expanding cybersecurity measures to protect sensitive data and maintain operational integrity Increase innovations to adapt to changing market demands and deliver better customer experience

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Support > Optimize > Innovate Industry Team: Solving Business Challenges in Financial Services “We wanted to reduce our SAP TCO, especially given that we had no short-to-medium-term plans to upgrade to the latest version or indeed to an S/4HANA upgrade. The significant savings we’ve achieved with independent support has contributed to improved profitability, which in turn contributes to our ability to invest in new applications for the future and wider business initiatives. Rimini Street has been a game-changer for us." — Commercial Manager, RSA Insurance Critical Oracle applications needed modernization. Rimini Street provided improved UI, connectivity, security posture and overall improvement to the applications, along with daily support.  “We were impressed by the cost benefits of Rimini Street’s third-party support, which will allow us to continue to maximize our database system for many years to come with no required upgrades, and as a result, we expect a much higher return on our database software investment.” —IT department manager, The Iyo Bank LWART adopted Rimini Street Support for SAP and VMware, reducing costs and improving sustainability. Their IT strategy focuses on security and cost optimization while maintaining SAP ECC and VMware environments. “The adoption of Rimini Street's solutions has allowed us to optimize the maintenance of SAP and VMware environments, ensuring a more sustainable operation.” —CIO, LWART Optimize Support Accelerate innovation & profitability Maximize & modernize key applications

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Guiding IT Trends in Financial Services GenAI and hyper- personalized banking GenAI enables banks to offer highly tailored financial products based on individual customer preferences. CX digitization and CDPs Integrated customer data platforms (CDPs) enhance digital interfaces, providing seamless and engaging customer experiences (CXs). Cybersecurity Strong cybersecurity measures are vital for protecting sensitive financial data and ensuring customer trust. Digital currency The emergence of digital currencies is reshaping payment systems and investment strategies. Open banking and BaaS Open banking and Banking- as-a-Service foster collaboration between financial institutions and third parties, driving innovation. Cloud and hybrid cloud models Cloud solutions improve operational flexibility and cost-effectiveness for financial service providers.

10-min Break — COMING UP NEXT ▪ Client Panel Discussion ▪ Financials ▪ Q&A

Client Panel Discussion Chief Information Officer Joe Locandro

Participating Client Metrics 87 By HQ Geography • NAMER (3) • EMEA (1) • LATAM (1) • SEAGC (1) • JAPAN (1) • ANZ (1) Organization Annual Revenues/Budget (USD) • $5+ Billion (4) • $1-5 Billion (3) • $250 Million – 1 Billion (1) • <$250 Million (1) By Product Line Serviced • ORACLE (8) • SAP (5) • ORACLE + SAP (4) • ServiceNow (1) • PostgreSQL (1) • MongoDB (1) By Industry • Manufacturing • Retail • Government

Global Client Panelists Todd Treonze VP Integration & Corporate Systems Ziv Cohen Leader, IP Partnerships Jaap van Riel CTO Gauri Kapur VP Data Analytics & Corporate Applications Michael Butler CIO Nobuo Norisue CIO Erik Looi CDO

Financial Model, Guidance, Outlook and Capital Allocation Chief Financial Officer Michael Perica

RS

Rimini Street: Act I (2005 – 2025)

A global provider of end-to-end enterprise software support, products and services

Founded:	**2005**
Public:	**Nasdaq: RMNI**
Global Headquarters:	**Las Vegas, NV USA**
Employees:	**2,000+**
Signed Clients:	**6,300+** (includes 200+ Fortune 500 / Global 100)
Avg Case Client Sat:	**4.9 out of 5.0**
Global Reach:	**21** countries of operation, supporting clients in **160+** countries
Gross Margin:	60%+

REVENUE PROFILE



(US$ in millions)
CAGR 9%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$327
$374
$410
$432
$429
$315
$312
2020
2021
2022
2023
2024
Ytd-Q3'24
Ytd-Q3'25

As of September 30, 2025



Revenue by Industry
TMT 19%
23% Services
12% Public Sector & Education
12% Healthcare & Retail
6% Distribution & Transportation
28% Manufacturing

SUPPORT SERVICES

Oracle, SAP, IBM, Microsoft, MySQL, MariaDB, PostgreSQL, MongoDB, vmware

MANAGED SERVICES

Oracle, SAP, vmware, salesforce, MySQL, MongoDB, PostgreSQL, IBM, Microsoft, MariaDB, dayforce, workday, servicenow

PROFESSIONAL SERVICES AND SOLUTIONS

Strategic roadmaps, Composable ERP, ERP modernization, Custom solutions, Cloud migrations, Database migrations, Security assessments, Rimini solution implementations, Licensing advisory, Health checks, Skills augmentation



Revenue by Geography[2]
U.S. 47%
APAC 29%
EMEA 17%
7% Other (1)

(1) AMERICAS excluding. U.S.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Recent growth challenges will require a more compelling and solution-based sale going forward Recent Growth Profile 0 50 100 150 200 250 300 350 400 450 327 2020 374 2021 410 2022 431 2023 429 2024 427 TTM Q3-24 426 TTM Q3-25 0 50 100 150 200 250 300 350 400 450 348 2020 418 2021 409 2022 419 2023 423 2024 412 TTM Q3-24 429 TTM Q3-25 0 50 100 150 200 250 300 350 400 450 349 2020 393 2021 420 2022 432 2023 415 2024 402 Q3-24 391 Q3-25 0 100 200 300 400 500 600 700 556 2020 592 2021 578 2022 607 2023 588 2024 575 Q3-24 611 Q3-25 5-year Revenue CAGR of 9% 5-year Billings CAGR of 5% 5-year ARR CAGR of 7% (1) (1) ARR calculation takes quarterly recurring revenue and excludes non-recurring PS revenue and, then multiplies by 4 5-year total RPO (2) (2) Total RPO represents the remaining performance obligations - both the invoiced and unbilled non- cancellable contracts

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Numbers exclude the PeopleSoft service wind-down in progress since 2024 that will complete by 31 July 2028 Growth Will Require a Compelling, Solutions-Based Sale 0 20 40 60 80 100 120 96 Q3-24 101 Q4-24 97 Q1’25 98 Q2-25 99 Q3-25 Q3 YoY Revenue growth of 2.5% (1) Q3 YoY Billings growth of 6.7% Q3 YoY ARR growth of 1.0% (2) (2) ARR calculation takes quarterly recurring revenue and excludes non-recurring PS revenue and, then multiplies by 4 Q3 YoY RPO growth of 9.3% (3) (3) Total RPO represents the remaining performance obligations - both the invoiced and unbilled non- cancellable contracts 0 20 40 60 80 100 120 140 160 180 60 Q3-24 166 Q4-24 75 Q1’25 108 Q2-25 64 Q3-25 0 50 100 150 200 250 300 350 400 370 Q3-24 384 Q4-24 370 Q1’25 371 Q2-25 374 Q3-25 0 100 200 300 400 500 600 548 Q3-24 566 Q4-24 536 Q1’25 577 Q2-25 599 Q3-25 (1) Q4’24 excludes one-time pickup of $5.4M from a client

The Rimini Smart Path™

Innovation within Your Existing Budget "Easy as 1-2-3"

1 — SUPPORT

Save People, Time and Money

REVENUE SHARE*

~87%

2 — OPTIMIZE

Simplify, Streamline and Save More

REVENUE SHARE*

~13%

3 — INNOVATE

Fund Transformation without Disruption

REVENUE SHARE*

Accretive for 2026+

*Trailing 12 months as of September 30, 2025

Maximize Return on Current Software Investments

Keep existing ERP and other enterprise software running smoothly and securely up through 2040 and beyond with Agentic AI "over the top" providing innovation

Save on Software Support Costs

Achieve up to 90% total savings on ERP and other software support with ultra-responsive 24/7/365 support and ten-minute response

Improve Operational Performance

Leverage "turnkey" services to free up limited internal IT resources for higher-ROI projects, achieve operational savings and improve results

Innovate to Lead with Profit and Growth

Invest in AI to achieve ERP process execution savings that lowers the total cost to serve, enhances competitive advantage and improves profitability

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

93

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL What will it take to grow in a measured, consistent and profitable manner Key Finance Priorities Operational priorities ✓ Product / Service mix optimization to maintain and grow overall ASPs and gross margin ✓ Growth in RPO – multi-year non-cancellable contract with cross-sell opportunities ✓ Expand client base / lower churn ✓ SG&A cost rationalization and leverage Financial priorities ✓ Resource cost allocation to deliver bottom-line leverage ✓ Cash flow and capital return ✓ Lower cost of borrowing ✓ Optimize tax structure

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Outlook and Financial Commitments – Near/Mid-Term Q4’25 and full-year guidance ▪ Revs in 104M-106M range ▪ A-EBITDA $10.0M-$13.0M 2026 outlook and objectives ▪ Rev growth mid-single digits ▪ GM ~low 60% range ▪ S&M ~mid-30s% ▪ G&A ~mid-teens % A-EBITDA in mid-teens % of revs; confirmed with ~90% operating cash flow conversion Halfway to Rule of 40 with bottom-line weighting

RS

Target Financial Model at Scale (Non-GAAP)

Future model indicates scale at which we can achieve full leverage

$ in millions	TTM Q3'25	FY'26 Guide	Future Model @ Scale
Revenue	$426	4% - 6% YoY	10% - 15% CAGR
Gross Margin	61.7%	61.5% - 62.5%	mid-60s range
Sales & Marketing	33.8%	33.5% - 34.5%	~ 30%
General & Administrative	15.5%	13.5% - 14.5%	~ 10%
Litigation	$5.5	N/A	N/A
Adj. EBITDA Margin	13.7%	12.5% - 15.5%	20% - 25%

- Path to achieving Rule of 40, with a bias towards the bottom line
- Margin improvements through currently underway and future AI tools and utilization metrics
- SG&A cost optimization through process automation and improved sales effectiveness
- No further litigation related carve outs on P&L

Notes:

- Non-GAAP Gross Margin and SG&A cost ratios exclude Stock Comp Expense
- Adj. EBITDA is calculated as EBITDA (Net income plus Interest, Taxes and Depreciation), plus the impacts of outside litigation costs, derivatives and warrant expenses, asset impairment charges, reorg costs and stock-based compensation

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Commitment to Operational Excellence Gross margin for the trailing 12-month as of Q3’25 at 61.7% is largely unchanged vs. 61.4% in 2020, despite a meaningful shift in mix of our service offerings ▪ During this 5-year span, our Optimize Pillar service offerings of AMS and Professional Services have grown at a compounded annual growth rate of about 45% ▪ As noted, these new AMS and Professional Services offerings carry materially lower gross margin profiles vs. our Support offering, but provide opportunities for long-term client LTV growth ▪ Our use of AI for workflow and other analytics, deployed on top of our existing systems of record, has allowed us to both increase client satisfaction and drive a significant and steady margin improvement in our newer offerings Note: Non-GAAP gross margin excludes stock comp expense

RS

Optimize Product Mix/Overall Gross Margins

Further growth in Support margins and improvements in managed and professional services

	FY'20 Revenue Mix		Current Revenue Mix*		Future Revenue Mix*
Core Support	97%		87%		65% - 75%
Other Value-add Services	3%		13%		25% - 35%
Total	**100%**		**100%**		**100%**
Combined Gross Margin*	**61.7%**	AI for Workflow and Analytics	**61.7%**	Further Automation and Scale	**64% - 66%**

* Based on TTM Revenue
Other valued-add services are made up of managed services, professional services and our Agentic AI ERP Solutions

We expect our innovative Agentic AI ERP solutions to chart a better roadmap for our clients, enabling us to add more support and optimize their environments through our managed and professional service capabilities – margin improvements from automation and shared capabilities.

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL The Rimini Smart Path Rimini Support Optimize Tie Innovation to Existing ERP System • Recurring revenue stream • High margin vendor- replacement support • Fund environment optimization and Innovation • Recurring revenue stream • Manage App, Security, and Interoperability needs • Free up people, time and money for app modernization and innovation • Underway and initial success encouraging • Initially non-recurring revenue stream • Future incremental recurring revenue stream via subscription model Rimini Direct Sales Model Rimini Indirect Sales Model R E T E N T IO N Significant upside and growth opportunities include partners pulling Rimini into New Logos with significantly higher ASPs and higher client LTV through greater subscription renewals

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL FY'21 FY'22 FY'23 FY'24 Q3'25 TTM Uses of Capital: Repay Borrowings 1 $150.1 $9.5 $5.6 $3.6 $18.8 Capital Expenditures $2.1 $4.3 $7.2 $3.4 $4.5 Share Repurchases 2 $1.1 $4.7 $1.0 $0.0 $3.8 Operating Cash Flow 3 $66.9 $34.9 $12.5 $19.8 $23.8 % OCF used for Share repurchases 1.6% 13.5% 8.0% 0.0% 16.0% 1 FY'21 includes the repayment of the Series A Preferred $15M Line of credit drawn in Q4'24 and repaid during Q2'25 & Q3'25 2 An additional $3.8M in share repurchases completed in Q4'25 3 OCF excludes the $58.7M Oracle payment in Q4'24 and $37.9M receipt in Q3'25 Approach: • Utilize cash in excess of liquidity needs for share repurchases • Subject to market conditions and MNPI • Offset dilution from stock-based- compensation to stabilize share count

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Tax Shield & F/X Net Operating Loss (NOL) Carryforward: ▪ NOL balance of ~$150M, as of most recent tax return, only applies to domestic tax return (US) ▪ With majority of revenue derived from outside of US, at this time, we are generating taxable income in ROW operations ▪ Also, we are unable to use transaction tax credits which leads to our higher than acceptable effective tax rate ▪ Long-term strategies to achieve an effective tax rate (ETR) less than 25% Global Entity and Tax Structures: ▪ Focus on global entity restructuring to achieve lowest possible international tax liabilities Foreign Exchange (F/X): ▪ 52% of all contracts transacted in USD vs. US Revs YTD of ~47% ▪ Of the rest, Brazil and Japan (operating subsidiaries) comprise 19% with some topline P&L exposure ▪ A “natural hedge” on the rest of the entities as invoicing exposure is at least partially offset by operating expenses (cost-plus reimbursement)

PROPERTY OF RIMINI STREET ©2025 | PROPRIETARY AND CONFIDENTIAL Methodical Focus on Execution Undistracted Focus on The Business Disciplined Capital Allocation Operational Excellence Enterprise Wide Expanding Margins with Increasing Growth

Q&A —

Closing Remarks Co-Founder, CEO, President, and Chairman of the Board Seth Ravin

Rimini Street (Nasdaq: RMNI) - Investment Thesis Summary 105 1. Differentiated Business Model with Durable Moat: Pioneer in third-party enterprise software support with proven cost/value advantage, proprietary IP and awarded patents 2. First Mover in Agentic AI ERP: Positioned at the frontier of agentic AI ERP applications, enhancing automation, insights, client productivity and significant cost savings 3. Expansive and Growing Addressable Market: Operating in a large TAM with significant whitespace across industries, geographies and existing clients 4. Land, Expand, Retain and Extend Revenue Growth Strategy: Focused on driving new client acquisition, expanding wallet share, and maintaining best-in-class retention 5. Attractive Margin Structure: Scalable model with clear pathway to sustained high margins and increasing free cash flow generation 6. Prudent Capital Allocation: Balanced between disciplined cost management, investment for growth and shareholder return 7. Proven, Experienced Leadership Team: Deep executive bench with a strong vision, expertise in enterprise software, services and global operations and a proven ability to execute globally

Thank you! —